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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report: May 22, 1997
                       (Date of earliest event reported)



                          FEDERAL EXPRESS CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

                1-7806                             71-0427007
         (Commission File Number)       (IRS Employer Identification No.)


               2005 Corporate Avenue, Memphis, Tennessee  38132
                   (Address of principal executive offices)

      Registrant's Telephone Number, including area code: (901) 369-3600


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 333-07691, which was declared effective on July 10, 1996, as amended by Post-Effective Amendment No. 1 to such Registration Statement, which was declared effective on April 28, 1997.

Exhibit    Description of Exhibit
-------    ----------------------

1          Underwriting Agreement relating to Federal Express
           Corporation 1997-1-A Pass Through Trust, 1997-1-B Pass
           Through Trust and 1997-1-C Pass Through Trust

4.a.1 Pass Through Trust Agreement dated as of May 1, 1997, between Federal Express Corporation and First Security Bank, National Association (the "Pass Through Trustee") (Filed as Exhibit 4.a.3 to Registrant's Form 8-K dated May 12, 1997, Commission File No. 1-7806, and incorporated herein by reference.)

4.a.2      Revised form of Pass Through Certificates
           (included in Exhibit 4.a.3)

4.a.3      Forms of Series Supplements 1997-1-A, 1997-1-B and
           1997-1-C to the Pass Through Trust Agreement between
           Federal Express Corporation and the Pass Through Trustee relating to the Pass Through Certificates

4.a.4      Form of Intercreditor Agreement among the Pass Through
           Trustee, Kredietbank N.V., New York Branch (the "Liquidity Provider"), and First Security Bank, National Assocation (the "Subordination Agent")

4.a.5      Forms of Irrevocable Revolving Credit Agreements for
           Class A and Class B Pass Through Certificates between the Subordination Agent and the Liquidity Provider

4.b.1 Forms of Trust Indenture and Security Agreements (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and N587FE
           respectively) between State Street Bank and Trust Company of Connecticut, National Association or Wilmington Trust Company, as the case may be (the "Owner Trustee") and First Security Bank, National Association (the "Indenture Trustee") relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and
           N587FE, respectively) in connection with the offering of Pass Through Certificates

4.b.2      Forms of Equipment Trust Certificates
           (included in Exhibit 4.b.1)

4.c Forms of Participation Agreements (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and N587FE, respectively) among Federal Express Corporation, the applicable Owner Participant, the Original Loan Participants, if any, the Original Indenture Trustee, if any, the Indenture Trustee, the Owner Trustee, the Pass Through Trustee and the Subordination Agent relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE,
           N584FE and N587FE, respectively)

4.d Forms of Trust Agreements (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and N587FE, respectively) between the applicable Owner Participant and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and N587FE, respectively)

4.e Forms of Lease Agreements (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and N587FE, respectively) between the Owner Trustee, as Lessor, and Federal Express Corporation, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and N587FE, respectively)

4.f Forms of Ancillary Agreement I (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE and N587FE respectively) among the Federal Express Corporation, as Lessee, the applicable Owner Participant, the Indenture Trustee and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE and N587FE, respectively)

4.g Forms of Owner Participant Guaranty (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE and N587FE) in favor of Federal Express Corporation, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee, relating to Equipment Trust Certificates (Federal Express Corporation Trust No. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE and N587FE)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FEDERAL EXPRESS CORPORATION

                                     /s/  MICHAEL W. HILLARD
                                 By: _____________________________________
                                       Michael W. Hillard
                                       Vice President and Controller
                                       (principal accounting officer)


Dated:  May 22, 1997



                                 EXHIBIT INDEX


Exhibit    Description of Exhibit
-------    -----------------------

1          Underwriting Agreement relating to Federal Express
           Corporation 1997-1-A Pass Through Trust, 1997-1-B Pass
           Through Trust and 1997-1-C Pass Through Trust

4.a.1 Pass Through Trust Agreement dated as of May 1, 1997, between Federal Express Corporation and First Security Bank, National Association (the "Pass Through Trustee") (Filed as Exhibit 4.a.3 to Registrant's Form 8-K dated May 12, 1997, Commission File No. 1-7806, and incorporated herein by reference.)

4.a.2      Revised form of Pass Through Certificates
           (included in Exhibit 4.a.3)

4.a.3      Forms of Series Supplements 1997-1-A, 1997-1-B and
           1997-1-C to the Pass Through Trust Agreement between
           Federal Express Corporation and the Pass Through Trustee relating to the Pass Through Certificates

4.a.4      Form of Intercreditor Agreement among the Pass Through
           Trustee, Kredietbank N.V., New York Branch (the "Liquidity Provider"), and First Security Bank, National Assocation (the "Subordination Agent")

4.a.5      Forms of Irrevocable Revolving Credit Agreements for
           Class A and Class B Pass Through Certificates between the Subordination Agent and the Liquidity Provider

4.b.1 Forms of Trust Indenture and Security Agreements (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and N587FE
           respectively) between State Street Bank and Trust Company of Connecticut, National Association or Wilmington Trust Company, as the case may be (the "Owner Trustee") and First Security Bank, National Association (the "Indenture Trustee") relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and
           N587FE, respectively) in connection with the offering of Pass Through Certificates

4.b.2      Forms of Equipment Trust Certificates
           (included in Exhibit 4.b.1)

4.c Forms of Participation Agreements (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and N587FE, respectively) among Federal Express Corporation, the applicable Owner Participant, the Original Loan Participants, if any, the Original Indenture Trustee, if any, the Indenture Trustee, the Owner Trustee, the Pass Through Trustee and the Subordination Agent relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE,
           N584FE and N587FE, respectively)

4.d Forms of Trust Agreements (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and N587FE, respectively) between the applicable Owner Participant and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and N587FE, respectively)

4.e Forms of Lease Agreements (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and N587FE, respectively) between the Owner Trustee, as Lessor, and Federal Express Corporation, relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE, N584FE and N587FE, respectively)

4.f Forms of Ancillary Agreement I (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE and N587FE respectively) among the Federal Express Corporation, as Lessee, the applicable Owner Participant, the Indenture Trustee and the Owner Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE and N587FE, respectively)

4.g Forms of Owner Participant Guaranty (Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE and N587FE) in favor of Federal Express Corporation, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee, relating to Equipment Trust Certificates (Federal Express Corporation Trust No. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE and N587FE)